Exhibit 99.06

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  January, 2000
           Series 1999-04, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                6.853135
                                                      ------------------------
     Weighted average maturity                                         165.11
                                                      ------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                 Principal
           Principal Per      Prepayments Per   Interest Per
    Class   Certificate         Certificate      Certificate    Payout Rate
    -----   -----------         -----------      -----------    -----------
     PO   $    5.06639122     $   1.39361206  $    0.00000000   %0.00000000
     A1   $    9.17245041     $   5.86272472  $    4.63115280   %6.25000002
     A2   $   10.85136540     $   6.93583136  $    4.64857791   %6.25000007
     A3   $   10.39902367     $   6.64670954  $    4.46681696   %6.25000011
     A4   $    3.59390864     $   2.29710682  $    5.02879727   %6.24999976
     M    $    3.59390662     $   0.00000000  $    5.02880024   %6.25000344
     B1   $    3.59390071     $   0.00000000  $    5.02879433   %6.24999610
     B2   $    3.59390071     $   0.00000000  $    5.02879433   %6.24999610
     B3   $    3.59391253     $   0.00000000  $    5.02880221   %6.25000593
     B4   $    3.59391253     $   0.00000000  $    5.02881206   %6.25001817
     B5   $    3.59389803     $   0.00000000  $    5.02880563   %6.25001032
     R    $    0.00000000     $   0.00000000  $    0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
       1.
                         Accrual Amount
    Class
     N/A               $      N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       46,795.05
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  198,932,207.74
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                644
                                                                 --------------
        3.
      Beginning Aggregate Class  Ending Aggregate        Ending
        Certificate Principal   Class Certificate  Single Certificate
Class          Balance          Principal Balance        Balance        Cusip
-----          -------          -----------------        -------        -----
PO    $             377,497.19  $      375,503.37  $           954.17 GEC9904PO
A1    $          98,120,271.03  $   97,108,100.30  $           880.01 36157RB79
A2    $          28,336,838.08  $   27,992,318.08  $           881.68 36157RB87
A3    $          48,541,792.44  $   47,953,207.70  $           847.23 36157RB95
A4    $          21,241,640.50  $   21,162,574.51  $           961.94 36157RC29
SUP   $         186,067,007.08  $  184,104,420.91  $           876.48 GEC994SUP
M     $           1,633,675.26  $    1,627,594.37  $           961.94 36157RC45
B1    $             544,558.42  $      542,531.46  $           961.94 36157RC52
B2    $             544,558.42  $      542,531.46  $           961.94 36157RC60
B3    $             980,205.15  $      976,556.62  $           961.94 36158GEX2
B4    $             326,735.05  $      325,518.88  $           961.94 36158GEY0
B5    $             326,988.90  $      325,771.78  $           961.94 36158GEZ7
R     $                   0.00  $            0.00  $             0.00 36157RC37

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number           7        Principal Balance      $    2,778,792.80
                              --------                             -------------
        2.   60-89 days
             Number           0        Principal Balance      $            0.00
                              --------                             -------------
        3.   90 days or more
             Number           0        Principal Balance      $            0.00
                              --------                             -------------
        4.   In Foreclosure
             Number           0        Principal Balance      $            0.00
                              --------                             -------------
        5.   Real Estate Owned
             Number           0        Principal Balance      $            0.00
                              --------                             -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    4,095,254.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      100,000.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    2,256,039.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate: %0.00000000
                                                                     -----------